EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Colonial Commercial Corp. (the "Company") for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Stewart, Chief Financial Officer of the Company, certify, pursuant to section 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  By: /S/ JAMES W. STEWART
  ------------------------
  Name:  JAMES W. STEWART
  Chief Financial Officer

  November 14, 2003







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